COLLABORATION AND RESEARCH AGREEMENTS	12 Months Ended
Dec. 31, 2021
Disclosure Of Collaboration Agreement Abstract
COLLABORATION AND RESEARCH AGREEMENTS

NOTE 5: -	COLLABORATION, RESEARCH AND DISTRIBUTION AGREEMENTS-

Each of the following agreements amounted to 10% or more of the Company’s total revenues in 2021 and 2020:

a.
In December 2018, the Company entered into a collaboration with TMG Tropical Melhoramento e Genetica S.A. (“TMG”) for the development of nematode-resistant soybean varieties using genome editing technology. In the initial phase of the collaboration, the Company identified genomic elements for editing to attribute nematode resistance in soybean and perform such edits on TMG’s commercial soybean germplasm. In turn, TMG is to validate the efficacy of the edited soybean varieties in greenhouse assays and field trials in Brazil, for incorporation in its breeding pipeline.

b.
In March 2020, AgPlenus Ltd. entered into a multi-year collaboration with Corteva for the discovery and development of novel herbicides. Under the terms of the collaboration agreement, AgPlenus Ltd. and Corteva work together to optimize herbicide product candidates originating from the Company’s pipeline. Successful candidates from this collaboration are expected to be further developed by Corteva.

c.	In April 2020, Lavie Bio Ltd. entered into a proof-of-concept agreement with customer E (see Note 21c) for the purpose of optimization of a bioinsecticide.

d.
In August 2021, Canonic Ltd. entered into an agreement with customer F (see Note 21c) for the distribution in Israel of Canonic Ltd.’s medical cannabis products, through its distribution channels, on a consignment basis to licensed pharmacies, under the Canonic brand. The initial term of the agreement is 36 months.